U.S.  SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  D.C.  20549

                                    FORM  8-K/A

                                 Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):   July  12,  2002

                            GILMAN  +  CIOCIA,  INC.

     (Exact  name  of  registrant  as  specified  in  its  charter.)

      Delaware                     000-22996              11-2587324
(State  or  jurisdiction           Commission             (I.R.S.Employer
  of  incorporation  or            file                   Identification
    organization  )                number                 No.)

1311  Mamaroneck  Avenue,  White  Plains,  NY                  10602
(Address  of  principal  executive  offices)                (Zip  Code)

                                 (914)  397-4829
                (Issuer's  Telephone  Number,  Including  Area  Code)


ITEM  5.  OTHER  EVENTS.

On June 18, 2002 Gilman + Ciocia, Inc. (the "Company"), entered into a confidential Proposed Terms of Investment (the "Terms of Investment") with Camden Partners Strategic Fund II-A, L.P. and Camden Partners Strategic Fund II-B, L.P. (collectively, the "Investor") with respect to the issuance by the Company of up to $3,240,000 of Series A Convertible Preferred Stock (the "Transaction").

Under the Terms of Investment (a copy of which is annexed hereto as Exhibit 1), the Company and the Investor agreed not to make any public disclosure of the Transaction until such time as the Company and the Investor executed definitive agreements unless otherwise required by law.

Although negotiations between the Company and the Investor are continuing, the parties have not executed definitive agreements. The Company is nonetheless disclosing the Terms of Investment because of the unauthorized and selective disclosure of the Transaction on Friday, July 12, 2002, by Michael Ryan, a shareholder of the Company and the former President of its wholly-owned subsidiary, Prime Financial Services, Inc.

The annexed Terms of Investment does not contain all of the terms that will be set forth in the definitive agreements, including conditions to closing. There can be no assurance that the investment will close at all or on the terms set forth in the Terms of Investment.

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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits.


     Exhibit  No.                    Description
     -----------                     -----------

        1 Proposed Terms of Investment, dated June 18, 2002 with Respect to the Issuance of up to $3,240,000 of Convertible Preferred Stock


SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July  29,  2002

                                            GILMAN  +CIOCIA,  INC.

                                            By:/s/  Thomas  Povinelli
                                               -------------------
                                              Thomas  Povinelli
                                              President(authorized  signatory)



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                              GILMAN & CIOCIA, INC.
                                 (THE "COMPANY")

                                  JUNE 18, 2002

                          PROPOSED TERMS OF INVESTMENT

Type  of Security:       Series A Convertible Preferred Stock ("Preferred Stock").

Closing  Date:           Estimated  as  July  12,  2002,  or prior subject to the
                         conditions  set  forth  herein.

Gross  Proceeds:         Up  to  $3,240,000  in  Series  A  Preferred  Stock.

Purchasers:              Camden  Partners  Strategic  Fund  II-A,  L.P.  and  Camden
                         Partners  Strategic  Fund  II-B,  L.P.  ("Camden Partners"
                         or the "Purchasers").

Optional  Conversion:    The  Preferred  Stock shall be convertible at any time
                         after  Closing  at  the  option  of  the  holder.

Closing  Price:          The "Closing Price" will be the lesser of the 30-day average closing  bid  price  of  the  Common Stock or the 3-day
                         average closing bid price of the Common Stock ending on
                         the  day  prior  to  Closing.

Dividend:                The Preferred Stock shall accrue and receive, prior and in preference  to  any payments of dividends to holders of
                         common  stock or any other equity securities (including
                         all other preferred stock) of the Company, dividends at
                         a  rate  of  7.5%  per  annum  for  years  1 and 2. The
                         dividend  shall  increase  to  10%  in year 3 and shall
                         increase  to  15%  in  year 4 and thereafter. Dividends
                         shall be paid quarterly in arrears, in cash or stock at
                         the  option  of  the Company for years 1, 2, and 3. The
                         dividend  shall  be payable in cash beginning in year 4
                         and  thereafter.  For  the  purposes of calculating the
                         dividend  paid  in  common  stock,  the trailing 30-day
                         average  closing  bid  price  will  be  used.

Liquidation Preference:  Upon a liquidation, dissolution, winding-up, merger or consolidation of the Company or a sale of all or substantially all of the Company's assets (each of the foregoing being a "Liquidation Event"), the Preferred Stock shall receive prior and in preference to the holders of common stock and any other equity securities (including all other preferred stock) of the Company an amount equal to the Purchase Price per share, plus all accrued and unpaid dividends (including any common stock issued pursuant to the Series A); provided, further, that holders of Preferred Stock may elect not to receive their liquidation preference upon the occurrence of a Liquidation Event and, instead, to convert into common stock and receive proceeds from the Liquidation Event accordingly. (Language to exclude sale of Prime/Northridge)

Conversion Price :       The  Conversion  Price  equals 120% of the Closing Price;
                         provided that in no event shall the Conversion Price be greater than $1.80 per share.

Protective  Provisions:  For  so  long  as  the shares of the Preferred Stock remain outstanding, consent of the holders of a majority of the Preferred Stock shall be required for any action which (i) alters or changes the rights, preferences or privileges of the Preferred Stock, (ii) increases or decreases the authorized number of shares of Common or Preferred Stock, (iii) creates (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges senior to or on a parity with the Series A Preferred,
                         (iv) results in the redemption of any shares of Common Stock, (v) incurs additional indebtedness beyond what is currently outstanding (vi) amends or waives any provision of the Company's Certificate of Incorporation or Bylaws relative to the Series A Preferred, (vii) or pays or declares any dividends on junior equity securities

Redemption:              The  Series  A  Preferred  is  not  redeemable.

Antidilution
Provisions:              The  number  of  shares of Common Stock into which the
                         Preferred Stock are convertible shall be adjusted fully upon (i) any stock splits, dividends, recapitalization, or other pro rata issuances of securities of the Company, including the payment of dividends in securities of the Company or (ii) the issuance after the date of Closing of any shares of common stock, warrants, rights, options or convertible securities that have an exercise or conversion price lower than the Conversion Price, such adjustment to be calculated such that Camden Partners would maintain its ownership percentage of the fully diluted equity of the Company.
                         This provision shall not apply to board approved employee options.

Forced Conversion:       The Company, after 24 months, can force the conversion of
                         the Preferred Stock so long as the common stock has a closing bid price of at least 200% of the conversion price and trading volume of at least 80,000 shares for forty (40) consecutive trading days with an effective
                         "shelf" registration filed with the Securities Exchange
                         Commission. The effectiveness of this registration must be maintained until all commons stock is sold and the Company is traded on the NASDAQ National Market.

Voting  Rights:          The Preferred Stock will vote together with the Common
                         Stock and not as a separate class. Each share of the Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of the Preferred Stock.

Registration  Rights:    At any time after 12 months from the Closing Date, any
                         holder or group of holders of at least 25% of the shares of Common Stock issued to the Purchasers on the Closing Date and/or shares of common stock issued or issuable as a result of the conversion of the Preferred
                         Stock ("Preferred Stock Holders") may request registration of their shares, as well as any dividend shares they may hold (collectively, "Registrable
                         Securities"), by the Company, and the Company will use its best efforts to cause such Registrable Securities to be registered.

                         The demand right above shall include the right to demand a "shelf" registration pursuant to Rule 415 of the Securities Act of 1933, as amended.

                         The Preferred Stock Holders will have the right to (a) two demand registrations with minimum gross proceeds of $1 million each; (b) unlimited S-3 registrations with minimum gross proceeds of $500,000 (but no more than one every six months); and (c) unlimited "piggy-back" rights subject to pro-rata cutback at the discretion of the Company's underwriters in consideration of prevailing market conditions (whereby the holders of Preferred Stock are cut back last).


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                         The Company shall bear registration expenses (exclusive
                         of underwriting discounts and commissions) of all such demands, piggy-backs, and registrations (including the expense of one special counsel of the selling shareholders), but not in excess of $75,000 total.

Transfer  of  Rights:    The  registration rights may be transferred to (i) any
                         partner or retired partner of any holder which is a partnership, (ii) any family member or trust for the benefit of any individual holder, or (iii) any transferee who acquires at least 500,000 shares of Registrable Securities; provided the Company is given written notice thereof, and (iv) as provided by restrictions required by law.

Information  Rights:     Information  furnished by the Company to the Purchasers
                         shall include, but not be limited to: (i) audited yearly financial statements within 90 days of year end, quarterly financial statements within 45 days of the end of each quarter (except Q4) and monthly financial statements, within 30 days of the end of each month;
                         (ii) all management letters of accountants; (iii) an annual budget for the following year 30 days before the prior year's end; (iv) notification of defaults under material agreements; (v) notification of material litigation; (vi) copies of all filings made with the Securities and Exchange Commission; (vii) profit and loss statements, budgets and initial projections, and
                         (viii)  information  that  may be reasonably requested.

Board  Representation:   The  Board  of  Directors  shall  include  one  (1)
                         non-executive  Chairman  of  the Board, two (2) Company
                         Insiders,  two  (2) Series A Representatives, and three
                         (3) independent directors. The size of the Board shall be set at a maximum of eight (8) directors. So long as the majority of the Preferred Stock remains outstanding, the Purchasers shall, voting as a separate class, nominate and elect two representatives to the Company's Board of Directors. This shall initially be David L. Warnock and a Camden Partners representative to be named prior to closing.

Preemptive  Rights:      The Purchasers shall have the right to participate, on a
                         pro rata basis, in any future issuances by the Company of additional securities of any kind on the same terms as such securities are offered to other purchasers.

Purchase  Agreement:     The  Preferred  Stock  shall be purchased pursuant to a
                         Securities Purchase Agreement drafted by Wilmer, Cutler
                         & Pickering, counsel to the Purchasers and shall contain representations, warranties and covenants of the Company and conditions to closing customary for a transaction of this kind.

Voting  Agreement:       Management including Thomas Povinelli shall enter into a
                         Voting Agreement, providing for, among other provisions: (i) the right of the purchasers to tag along in the event of any significant sales of Common
                         Stock by significant shareholders or management; (ii) the right to drag along significant shareholders in proposed sales to third parties on terms to be mutually agreed to by the parties; and (iii) the right of first refusal in any proposed sale by significant shareholders or management.

Legal  Expenses:         The Purchasers  shall be reimbursed by the Company for all reasonable expenses, not in excess of $50,000, incurred
                         related  to the proposed transaction including those of
                         Wilmer,  Cutler  &  Pickering,  legal  counsel  for the
                         Purchasers  and  other  advisors  retained  by  the
                         Purchasers.  The  Company  shall  pay Camden Partners a
                         break-up  fee  in amount equal to the expenses incurred
                         by  Camden  Partners  (including  without  limitation
                         attorney's  fees), but not in excess of $75,000, in its
                         due  diligence  review if the Company fails to close on
                         the  terms  hereunder  as  a  result  of  the Company's
                         inability  or  refusal  to  provide  information  or
                         documentation  required  to  effectuate a closing on or
                         before  July  12,  2002.

Conditions  Precedent
To  Closing:             David Warnock and its pro rata representatives shall be
                         elected  to  the  Company's  Board  of  Directors.

                         Camden Partners will review and approve the Company's D&O insurance policy prior to joining the Board.

                         A board approved Fiscal 2003 Budget has been reviewed and approved by Camden Partners.

                         The Proposed Deferred Compensation Plan and Restricted Stock Plan are acceptable to the Purchasers.

                         The Company shall cure any and all Defaults with its Lenders.

                         The Deferred Compensation Plan has been approved by 80% of the top 20% of Producers of Fiscal 2001 and 2002, including those who will join Prime and no longer be producing for the Company. The Company will provide a list of the highest 20% of Producers of tax and financial planning revenues during Fiscal 2001 and 2002. It will identify which producers will be joining Prime in the event of its sale. The Deferred Compensation Plan and Restricted Stock Plan shall only be offered to those representatives who remain with the Company.

                         The Company shall remain listed and traded on the NASDAQ National Market.

                         The Company will initiate an executive search with a mutually agreeable search firm for a National Sales Manager and a non-executive Chairman, which must be approved by the Board of Directors including the Series A Directors. Compensation for the non-executive Chairman shall be consistent with industry standards. The National Sales Manager, reporting to Tom Povinelli, shall have titular and salary equivalence to its current CFO.

                         The Voting Agreement, Registration Rights Agreement, opinion of Company's counsel and other agreements, documents, instruments shall have been validly executed and delivered to the Purchasers.

                         The Purchasers shall have completed its due diligence review of the Company and must be acceptable to the Purchasers in its sole discretion.

Exclusivity:             The  parties hereby agree to use all reasonable efforts
                         to cause the initial closing of the transactions contemplated hereby to occur on or before July 12, 2002, subject to the terms and conditions of this letter. From the date hereof until July 12, 2002, the Company agrees that it shall not institute, pursue or enter into any negotiations or agreements (whether preliminary or definitive) with any person or entity concerning any merger, acquisition, purchase or sale of a significant amount of the assets or capital stock of the Company or other business combinations or change of control of the Company or any agency, brokerage, consignment or similar arrangement with the Company, without the prior written consent of Camden Partners.
                         The Company further agrees to use its best efforts to cause its officers, directors, agents and advisors to comply with the above restrictions.

No  Disclosure:          Until a definitive  agreement  is  executed,  no  public
                         announcement shall be made by the Purchasers, the Company or any officer, director, agent, advisor or affiliate of the Company with respect to the transactions contemplated hereby without the prior written approval of the Company and Camden Partners, unless otherwise required by law. If a definitive agreement is executed, no public announcement shall be made by the parties without the prior written approval of the Company and Camden Partners, unless otherwise required by law.

Dispute  Resolution
Mechanism:               Any dispute, controversy or claim arising out of or
                         relating to this term sheet, or the breach, termination, or invalidity thereof, shall be settled by arbitration in accordance with the American Arbitration
                         Association (AAA) Commercial Rules as at present in force. The number of arbitrators shall be one. The arbitrator shall be neutral and appointed by the AAA.
                         The place of arbitration shall be in Washington, D.C., and shall commence no later than thirty (30) days after the Arbitrator has been appointed. The losing party shall be responsible for the costs and expenses incurred by both sides with respect to the arbitration.


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COMPANY:

GILMAN  &  CIOCIA,  INC.


By:     /s/  Thomas  Povinelli
        ----------------------

        Thomas  Povinelli,  CEO



PURCHASERS:

CAMDEN  PARTNERS  STRATEGIC  FUND  II-A,  L.P.

CAMDEN  PARTNERS  STRATEGIC  FUND  II-B,  L.P.

By  the  General  Partner  of  each:

CAMDEN  PARTNERS  STRATEGIC  II,  LLC


By:     /s/  David  L.  Warnock
        -----------------------

        David  L.  Warnock,  Managing  Member